                                                                    EXHIBIT 10.1




                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT, made and entered into as of October 15, 1999 (the "EFFECTIVE DATE"), by and between Lexicon Genetics Incorporated, a Delaware corporation (hereafter "COMPANY"), and Arthur T. Sands, M.D., Ph.D. (hereafter "EXECUTIVE"), an individual and resident of Montgomery County, Texas.

                              W I T N E S S E T H:

         WHEREAS, Company wishes to secure the services of the Executive subject to the terms and conditions hereafter set forth; and

         WHEREAS, the Executive is willing to enter into this Agreement upon the terms and conditions hereafter set forth,

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto agree as follows:

         1.       EMPLOYMENT. During the Employment Period (as defined in
Section 4 hereof), the Company shall employ Executive, and Executive shall serve, as President and Chief Executive Officer and as a member of the Company's Board of Directors ("BOARD"). Executive's principal place of employment shall be at the Company's principal corporate offices in The Woodlands, Texas, or at such other location for the Company's principal corporate offices during the Employment Period.

         2.       DUTIES AND RESPONSIBILITIES OF EXECUTIVE.

                  (a) During the Employment Period, Executive shall devote his services full time to the business of the Company and its Affiliates (as defined below), and perform the duties and responsibilities assigned to him by the Board to the best of his ability and with reasonable diligence. Executive agrees to cooperate fully with the Board, and other executive officers of the Company, and not to engage in any activity which conflicts with or interferes with the performance of his duties hereunder. During the Employment Period, Executive shall devote his best efforts and skills to the business and interests of Company, do his utmost to further enhance and develop Company's best interests and welfare, and endeavor to improve his ability and knowledge of Company's business, in an effort to increase the value of his services for the mutual benefit of the parties hereto. During the Employment Period, it shall not be a violation of this Agreement for Executive to (1) serve on any corporate board or committee thereof with the approval of the Board, (2) to serve on any civic, or charitable boards or committees (except for boards or committees of a



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         Competing Business (as defined in Section 11) unless approved by the Board), (3) deliver lectures, fulfill teaching or speaking engagements, or (4) manage personal investments; provided, however, any such activities must not materially interfere with performance of Executive's responsibilities under this Agreement.

                  For purposes of this Agreement, "AFFILIATE" means any entity which owns or controls, is owned or controlled by, or is under common ownership or control with, the Company.

                  (b) Executive represents and covenants to Company that he is not subject or a party to any employment agreement, noncompetition covenant, nondisclosure agreement, or any similar agreement, covenant, understanding, or restriction that would prohibit Executive from executing this Agreement and fully performing his duties and responsibilities hereunder, or would in any manner, directly or indirectly, limit or affect the duties and responsibilities that may now or in the future be assigned to Executive hereunder.

         3.       COMPENSATION.

                  (a) During the Employment Period, the Company shall pay to Executive an annual base salary of $200,000, in consideration for his services under this Agreement, payable on a pro rata basis in not less than monthly installments, in conformity with the Company's customary payroll practices for executive salaries. Executive's base salary shall be subject to review at least annually, and such salary may be adjusted, depending upon the performance of the Company and Executive, upon the recommendation of the Compensation Committee of the Board (the "COMPENSATION COMMITTEE"). All salary, bonus and other compensation payments hereunder shall be subject to all applicable payroll and other taxes.

                  (b) As promptly as practicable after the end of each Bonus Year during the Employment Period, the Compensation Committee shall determine whether Executive is entitled to a bonus based on the attainment of performance goals during the Bonus Year then ended. The term "Bonus Year" refers to the 12-month period beginning on October 1 and ending on September 30, with the first Bonus Year beginning on October 1, 1998 and ending on September 30, 1999. Effective for the Bonus Year beginning October 1, 1998, and for each Bonus Year thereafter during the Employment Period, the Compensation Committee shall establish certain performance goals for the Company and the Executive and a targeted annual bonus amount (which annual target bonus shall not exceed $50,000 unless otherwise determined by the Compensation Committee in its discretion). The target bonus shall be paid to Executive within 30 days after completion of the Company's financial statements for the applicable Bonus Year (but in no event later than 120 days after the end of such Bonus Year unless otherwise agreed by Executive) based on the extent to which the performance goals and objectives, in the judgment of the Compensation Committee, for the Bonus Year

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
         have been achieved. The full amount of the target bonus shall be paid if substantially all of the designated performance goals and objectives have been achieved for the Bonus Year; if not, the Compensation Committee, in its discretion exercised in good faith, may award a target bonus to Executive in an amount less than the full target bonus for that Bonus Year. The Compensation Committee may also award additional bonuses or other compensation to Executive at any time in its complete discretion.

         4. TERM OF EMPLOYMENT. Executive's initial term of employment with the Company under this Agreement shall be for the four-year period beginning on the Effective Date and ending at midnight (CST) on December 31, 2002, unless Notice of Termination pursuant to Section 7 is given by either the Company or Executive to the other party. The Company and Executive shall each have the right to give Notice of Termination at will, with or without cause, at any time, subject to the terms and conditions of this Agreement regarding the rights and duties of the parties upon termination of employment. The term of employment hereunder ending on December 31, 2002, shall be referred to herein as the "INITIAL TERM OF EMPLOYMENT." On December 31, 2002 and on December 31st of each succeeding year (each such date being referred to as a "RENEWAL DATE"), this Agreement shall automatically renew and extend for a period of one (1) additional year (the "RENEWAL TERM") unless written notice of nonrenewal is delivered from one party to the other at least ninety (90) days prior to the relevant Renewal Date or, alternatively, the parties may mutually agree to voluntarily enter into a new employment agreement at any time. The period from the Effective Date through the date of Executive's termination of employment at any time for whatever reason shall be referred to herein as the "EMPLOYMENT PERIOD."

         5. BENEFITS. Subject to the terms and conditions of this Agreement, during the Employment Period, Executive shall be entitled to the following:

                  (a) REIMBURSEMENT OF BUSINESS EXPENSES. The Company shall pay or reimburse Executive for all reasonable travel, entertainment and other expenses paid or incurred by Executive in performing his business obligations hereunder. Executive shall provide substantiating documentation for expense reimbursement requests as reasonably required by the Company.

                  (b) BENEFITS. Executive shall be entitled to and shall receive all other benefits and conditions of employment available generally to executives of the Company pursuant to Company plans and programs, including, but not limited to, group health insurance benefits, dental benefits, life insurance benefits, disability benefits, and pension and retirement benefits. The Company shall not be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such employee benefit program or plan, so long as such actions are similarly applicable to covered executives generally.



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                  Notwithstanding the previous paragraph, Company shall provide Executive with long-term disability ("LTD") insurance coverage, at no cost to Executive, that provides income replacement benefits to Executive, if he should incur a long-term disability covered under such policy, in an amount at least equal to 60% of his base salary at the time of such disability, which benefits shall begin after a waiting period that does not exceed six months. The income replacement benefits described in the previous sentence shall remain payable at least until Executive attains the age of 65 provided that he remains unable to perform the essential functions of his occupation for the Company during such period. To the extent that the Company's LTD policy which covers employees generally does not provide sufficient coverage to Executive, as described in the previous sentence, Company agrees to purchase a supplemental LTD policy for Executive from a reputable insurer and to pay the premiums on Executive's behalf during the Employment Period.

                  Notwithstanding the first paragraph of this Section 5(b), the Company shall pay for term life insurance coverage on Executive's life, with the beneficiary(ies) thereof designated by Executive, with a death benefit in an amount not less than twice Executive's base salary (pursuant to Section 3(a)) as such base salary is set on each January 1 during the Employment Period. Upon request, Executive agrees to take any physical exams, and to provide such information, which are reasonably necessary or appropriate to secure or maintain such term life insurance coverage.

                  (c) SPLIT DOLLAR LIFE INSURANCE. Within sixty (60) days of the Effective Date, the Company agrees to enter into a split dollar life insurance agreement with Executive, upon terms acceptable to the parties, with any established and reputable insurance company reasonably acceptable to the Executive, for a whole or universal life insurance policy on the life of Executive with a policy death benefit of at least $1,000,000. Executive's rights under the policy shall be determined in accordance with the terms of the split dollar life insurance agreement.

                  (d) PAID VACATION. Executive shall be entitled to a paid annual vacation of four (4) weeks. Vacation time may be accumulated and carried over by Executive into any subsequent year(s); provided, however, Executive shall not be permitted to accumulate more than eight weeks of accrued and unused vacation. In addition, the Executive shall be allowed up to ten (10) days each year to attend professional continuing education meetings or seminars; provided, that attendance at such meetings or seminars shall be planned for minimum interference with the Company's business.

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         6. RIGHTS AND PAYMENTS UPON TERMINATION. Executive's right to compensation and benefits for periods after the date on which his employment with the Company and its Affiliates (as defined in Section 2) terminates for whatever reason (the "TERMINATION DATE") shall be determined in accordance with this Section 6.

                  (a) ACCRUED SALARY AND VACATION PAYMENTS. Executive shall be entitled to the following payments under this Section 6(a) regardless of the reason for termination, in addition to any payments or benefits to which the Executive is entitled under the terms of any employee benefit plan or the provisions of Section 6(b):

                           (1) his accrued but unpaid salary through his Termination Date; and

                           (2) his accrued but unpaid vacation pay for the period ending on his Termination Date in accordance with
                  Section 5(d) above.

                  (b)      SEVERANCE PAYMENT.

                           (1) At any time prior to a Change in Control (as defined below), in the event that:

                                    (A)      Executive's employment hereunder is
                                    terminated by the Company at any time for any reason except (i) for Cause (as defined below) or (ii) due to Executive's death or Disability (as defined below);

                                    (B)      Executive terminates his own
                                    employment hereunder for Good Reason (as defined below); or

                                    (C)      Company terminates Executive's
                                    employment through notice of nonrenewal as of the end of the Initial Term of Employment (pursuant to Section 4) or any one-year Renewal Term,

                  then, in any such event, Executive shall be entitled to receive, and the Company shall be obligated to pay, Executive's base salary under Section 3(a) (without regard to any bonuses or extraordinary compensation) then being paid to him on the Termination Date as salary continuation (pursuant to the Company's normal payroll procedures) for a period of twelve (12) consecutive months following the Termination Date. In the event of Executive's death during such salary continuation period, the Company shall pay, within 60 days of Executive's death, a lump sum equal to the present value of all remaining payments (using a 5% interest discount rate) to the Executive's surviving spouse, if any, or if there is no surviving spouse, to Executive's estate.


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                           (2) At any time after a Change in Control (as defined below), in the event that:

                                    (A)      Executive's employment hereunder is
                                    terminated by the Company at any time for any reason except (i) for Cause (as defined below) or (ii) due to Executive's death or Disability (as defined below);

                                    (B)      Executive terminates his own
                                    employment hereunder for Good Reason (as defined below in this Section 6(c); or

                                    (C)      the Company terminates Executive's
                                    employment through notice of nonrenewal as of the end of the Initial Term of Employment (pursuant to Section 4) or any one-year Renewal Term,

                  then, in any such event, Executive shall be entitled to receive, and the Company shall be obligated to pay, Executive's base salary under Section 3(a) (without regard to any bonuses or extraordinary compensation except as provided below in this paragraph) then being paid to him on the Termination Date as salary continuation (pursuant to the Company's normal payroll procedures) for a period of twelve
                  (12) consecutive months following the Termination Date, plus an additional single sum payment equal to Executive's full target bonus (pursuant to Section 3(b)) for the Bonus Year in which the termination occurred which shall be payable within 30 days from the Termination Date. In the event of Executive's death during such salary continuation period, the Company, within 60 days of Executive's death, shall pay a lump sum equal to the present value of all remaining payments (using a 5% interest discount rate) to the Executive's surviving spouse, if any, or if there is no surviving spouse, to Executive' estate.

                           (3) Except as otherwise specifically provided in this Section 6(b), severance payments shall be in addition to, and shall not reduce or offset, any other payments that are due to Executive from the Company (or any other source) or under any other agreements, except that severance payments hereunder shall offset any severance benefits otherwise due to Executive under any severance pay plan or program maintained by the Company that covers its employees generally. The provisions of this Section 6(b) shall supersede any conflicting provisions of this Agreement but shall not be construed to curtail, offset or limit Executive's rights to any other payments, whether contingent upon a Change in Control (as defined below) or otherwise, under this Agreement or any other agreement, contract, plan or other source of payment.


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                           (4) A "CHANGE IN CONTROL" of the Company shall be deemed to have occurred if any of the following shall have taken place: (A) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) other than Gordon Cain and his Affiliates (defined below), taken together, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), or any successor provisions thereto, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then-outstanding voting securities; (B) the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, own or control more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities in substantially the same proportion as their ownership of the Company's outstanding voting securities prior to such reorganization, merger or consolidation; (C) a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets; (D) in the event any person is elected by the stockholders of the Company to the Board who has not been nominated for election by a majority of the Board or any duly appointed committee thereof; or (E) following the election or removal of directors, a majority of the Board consists of individuals who were not members of the Board two (2) years before such election or removal, unless the election of each director who is not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period. The Board, in its discretion, may deem any other corporate event affecting the Company to be a "Change in Control" hereunder.

                           An "AFFILIATE" of Gordon Cain shall include (1) any
                  person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with Gordon Cain, (2) any spouse, immediate family member or relative of Gordon Cain, (3) any trust in which Gordon Cain or any person described in clause (2) above has a beneficial interest, and (4) any trust established by Gordon Cain or any person described in clause (2) above, whether or not such person has a beneficial interest in such trust. For purposes of this definition of "Affiliate," the term "control" means the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities by contract, or otherwise.

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                           (5) "DISABILITY" means a permanent and total disability which entitles Executive to disability income payments under the Company's long-term disability plan or policy as then in effect which covers Executive pursuant to
                  Section 5(b). If Executive is not covered under the Company's long-term disability plan or policy at such time for whatever reason or under a supplemental LTD policy provided by the Company, then the term "Disability" hereunder shall mean a "permanent and total disability" as defined in Section 22(e)(3) of the Code and, in this case, the existence of any such Disability shall be certified by a physician acceptable to both the Company and Executive. In the event that the parties are not able to agree on the choice of a physician, each shall select a physician who, in turn, shall select a third physician to render such certification. All costs relating to the determination of whether Executive has incurred a Disability shall be paid by the Company.

                           (6) "CODE" means the Internal Revenue Code of 1986, as amended. References in this Agreement to any Section of the Code shall include any successor provisions of the Code or its successor.

                           (7) "CAUSE" means a termination of employment directly resulting from (1) the Executive having engaged in intentional misconduct causing a material violation by the Company of any state or federal laws, (2) the Executive having engaged in a theft of corporate funds or corporate assets or in a material act of fraud upon the Company, (3) an act of personal dishonesty taken by the Executive that was intended to result in personal enrichment of the Executive at the expense of the Company, (4) Executive's final conviction (or the entry of a plea of nolo contendere or equivalent plea) in a court of competent jurisdiction of a felony, or (5) a breach by the Executive during the Employment Period of the provisions of Sections 9, 10, and 11 hereof, if such breach results in a material injury to the Company. For purposes of this definition of "Cause", the term "Company" shall mean the Company or any of its Affiliates (as defined in Section 2).

                           (8) "GOOD REASON" means the occurrence of any of the following events without Executive's express written consent:

                                    (A)      Before a Change in Control (as
                           defined in Section 6(b)(4)), a five percent (5%) or greater reduction in Executive's annual base salary unless any such greater reduction is (i) applied across the board to the other senior officers of the Company or (ii) specifically agreed to in writing by Executive or, after a Change in Control, any reduction in Executive's base salary unless agreed to in writing by Executive, provided that in either event Executive specifically terminates his employment for Good Reason


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
                           hereunder within 120 days from the date that he has actual notice of such reduction; or

                                    (B)      Before or after a Change in
                           Control, any breach by the Company of any material provision of this Agreement, provided that Executive specifically terminates his employment for Good Reason hereunder within 120 days from the date that he has actual notice of such material breach; or

                                    (C)      Before or after a Change in
                           Control, for any reason except on account of Executive's Disability (as defined above), a substantial and adverse change in the Executive's duties, control, authority, status or position, or the assignment to the Executive of any duties or responsibilities which are materially inconsistent with such status or position, or a material reduction in the duties and responsibilities exercised by Executive, or a loss of title, loss of office, loss of significant authority, power or control, or any removal of Executive from, or any failure to reappoint or reelect him to, his CEO or Board membership positions stated in Section 1; provided that Executive specifically terminates his employment for Good Reason hereunder within 120 days from the date that he has actual notice of such action; or

                                    (D)      Only after a Change in Control (as
                           defined in Section 6(b)), any of the following events will constitute Good Reason, provided that Executive specifically terminates his employment for Good Reason hereunder within six (6) months following his receipt of actual notice of an event listed below:

                                            (i)    the failure by the Company or
                                    its successor to expressly assume and agree to continue and perform this Agreement in the same manner and to the same extent that the Company would be required to perform if such Change in Control had not occurred;

                                            (ii)    the Company or its successor
                                    fails to continue in effect any pension, medical, health-and-accident, life insurance, or disability income plan or program in which Executive was participating at the time of the Change in Control (or replacement plans or programs providing Executive with substantially similar benefits), or the taking of any action by the Company or its successor that would adversely affect Executive's participation in or materially reduce his benefits under any such plan or program that was enjoyed by him immediately



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
                                    prior to the Change in Control unless the Company or its successor provides a replacement plan or program with substantially similar benefits.

                  Notwithstanding the preceding provisions of this Section 6(b)(8), if Executive desires to terminate his employment for Good Reason, he shall first give written notice of the facts and circumstances providing the basis for Good Reason to the Board or the Compensation Committee, and allow the Company thirty (30) days from the date of such notice to remedy, cure or rectify the situation giving rise to Good Reason to the reasonable satisfaction of Executive.

         7. NOTICE OF TERMINATION. Any termination by the Company or the Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, the term "NOTICE OF TERMINATION" means a written notice that indicates the specific termination provision of this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

         8. NO MITIGATION REQUIRED. Executive shall not be required to mitigate the amount of any payment provided for under this Agreement by seeking other employment or in any other manner.

         9.       CONFLICTS OF INTEREST.

                  (a) In keeping with his fiduciary duties to Company, Executive hereby agrees that he shall not become involved in a conflict of interest, or upon discovery thereof, allow such a conflict to continue at any time during the Employment Period. Moreover, Executive agrees that he shall immediately disclose to the Board any facts which might involve a conflict of interest that has not been approved by the Board.

                  (b) Executive and Company recognize and acknowledge that it is not possible to provide an exhaustive list of actions or interests which may constitute a "conflict of interest." Moreover, Company and Executive recognize there are many borderline situations. In some instances, full disclosure of facts by the Executive to the Board may be all that is necessary to enable Company to protect its interests. In others, if no improper motivation appears to exist and Company's interests have not demonstrably suffered, prompt elimination of the outside interest may suffice. In other serious instances, it may be necessary for the Company to terminate Executive's employment for Cause (as defined in Section 6(b)). The Board reserves the right to take such action as, in its good faith judgment, will resolve the conflict of interest.



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                  (c) Executive hereby agrees that any direct or indirect interest in, connection with, or benefit from any outside activities, particularly commercial activities, which interest might adversely affect the Company or any of its Affiliates (as defined in Section 2), involves a possible conflict of interest. Circumstances in which a conflict of interest on the part of Executive would or might arise, and which must be reported immediately to the Board, include, but are not limited to, any of the following:

                           (1) Ownership by the Executive and his immediate family members of more than a two percent (2%) interest, on an aggregated basis, in any lender, supplier, contractor, customer or other entity with which Company or any of its Affiliates does business;

                           (2)      Misuse of information, property or
                  facilities to which Executive has access in a manner which is demonstrably and materially injurious to the interests of Company or any of its Affiliates, including its business, reputation or goodwill; or

                           (3) Materially trading in products or services connected with products or services designed or marketed by or for the Company or any of its Affiliates.

         10.      CONFIDENTIAL INFORMATION.

                  (a) NON-DISCLOSURE OBLIGATION OF EXECUTIVE. For purposes of this Section 10, all references to Company shall mean and include its Affiliates (as defined in Section 2). Executive hereby acknowledges, understands and agrees that all Confidential Information, as defined in Section 10(b), whether developed by Executive or others employed by or in any way associated with Executive or Company, is the exclusive and confidential property of Company and shall be regarded, treated and protected as such in accordance with this Agreement. Executive acknowledges that all such Confidential Information is in the nature of a trade secret. Failure to mark any writing confidential shall not affect the confidential nature of such writing or the information contained therein.

                  (b) DEFINITION OF CONFIDENTIAL INFORMATION. The term "CONFIDENTIAL INFORMATION" shall mean information, whether or not originated by Executive, which is used in Company's business and (1) is proprietary to, about or created by Company; (2) gives Company some competitive business advantage or the opportunity of obtaining such advantage, or the disclosure of which could be detrimental to the interests of Company; (3) is designated as Confidential Information by Company, known by the Executive to be considered confidential by Company, or from all the relevant circumstances considered confidential by Company, or from all the relevant circumstances should reasonably be assumed by Executive to be confidential and proprietary to Company; or
         (4) is not generally known by non-Company personnel. Such Confidential Information includes, but is not


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
         limited to, the following types of information and other information of a similar nature (whether or not reduced to writing or designated as confidential):

                           (1) Work product resulting from or related to the research, development or production of the programs of the Company including, without limitation, OmniBank(TM), homologous recombination, DNA sequencing, phenotypic analysis, drug target validation and drug discovery;

                           (2) Internal Company personnel and financial information, vendor names and other vendor information (including vendor characteristics, services and agreements), purchasing and internal cost information, internal service and operational manuals, and the manner and methods of conducting Company's business;

                           (3) Marketing, partnering and business and development plans, price and cost data, price and fee amounts, pricing and billing policies, quoting procedures, marketing techniques and methods of obtaining business, forecasts and forecast assumptions and volumes, and future plans and potential strategies of the Company which have been or are being discussed; and

                           (4) Business acquisition and other business opportunities.

                  (c) EXCLUSIONS FROM CONFIDENTIAL INFORMATION. The term "CONFIDENTIAL INFORMATION" shall not include information publicly known other than as a result of a disclosure by Executive in breach of
         Section 10(a), and the general skills and experience gained during Executive's work with the Company which Executive could reasonably have been expected to acquire in similar work with another company.

                  (d) COVENANTS OF EXECUTIVE. As a consequence of Executive's acquisition or anticipated acquisition of Confidential Information, Executive shall occupy a position of trust and confidence with respect to Company's affairs and business. In view of the foregoing and of the consideration to be provided to Executive, Executive agrees that it is reasonable and necessary that Executive make the following covenants:

                           (1) At any time during the Employment Period and within ten (10) years after the Employment Period, Executive shall not disclose Confidential Information to any person or entity, either inside or outside of Company, other than as necessary in carrying out duties on behalf of Company, without obtaining Company's prior written consent (unless such disclosure is compelled pursuant to court order or subpoena, and at which time Executive gives notice of such proceedings to Company), and Executive will take all reasonable precautions to prevent inadvertent


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
                  disclosure of such Confidential Information. This prohibition against Executive's disclosure of Confidential Information includes, but is not limited to, disclosing the fact that any similarity exists between the Confidential Information and information independently developed by another person or entity, and Executive understands that such similarity does not excuse Executive from abiding by his covenants or other obligations under this Agreement.

                           (2) At any time during or after the Employment Period, Executive shall not use, copy or transfer Confidential Information other than as necessary in carrying out his duties on behalf of Company, without first obtaining Company's prior written consent, and will take all reasonable precautions to prevent inadvertent use, copying or transfer of such Confidential Information. This prohibition against Executive's use, copying, or transfer of Confidential Information includes, but is not limited to, selling, licensing or otherwise exploiting, directly or indirectly, any products or services (including databases, written documents and software in any form) which embody or are derived from Confidential Information, or exercising judgment in performing analyses based upon knowledge of Confidential Information.

                  (e) RETURN OF CONFIDENTIAL MATERIAL. Executive shall promptly turn over to the person designated by the Board all originals and copies of materials containing Confidential Information in the Executive's possession, custody, or control upon request or upon termination of Executive's employment with Company. Executive agrees to attend a termination interview with the person or persons designated by the Board in the Company's offices for a reasonable time period. The purposes of the termination interview shall be (1) to confirm turnover of all Confidential Information, (2) discuss any questions Executive may have about his continuing obligations under this Agreement, (3) answer questions related to his duties and on-going projects to allow a temporary or permanent successor to obtain a better understanding of the employment position, (4) confirm the number of any outstanding stock options, or other long-term incentive awards, and their vested percentages and other terms and conditions, and (5) any other topics relating to the business affairs of Company or its Affiliates as determined by the Company.

                  (f) INVENTIONS. Any and all inventions, products, discoveries, improvements, copyrightable or patentable works or products, trademarks, service marks, ideas, processes, formulae, methods, designs, techniques and trade secrets (collectively hereinafter referred to as "INVENTIONS") made, developed, conceived or resulting from work performed by Executive (alone or in conjunction with others, during regular hours of work or otherwise) while he is employed by Company and which may be directly or indirectly useful in, or related to, the business of Company (including, without limitation, research and development activities of Company), or which are made using any equipment, facilities, Confidential Information, materials, labor, money, time or other resources of Company, shall be promptly



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
         disclosed by Executive to the person or persons designated by the Board, shall be deemed Confidential Information for purposes of this Agreement, and shall be Company's exclusive property. Executive shall, upon Company's reasonable request during or after the Employment Period, execute any documents and perform all such acts and things which are necessary or advisable in the opinion of Company to cause issuance of patents to, or otherwise obtain recorded protection of right to intellectual property for, Company with respect to Inventions that are to be Company's exclusive property under this Section 10, or to transfer to and vest in Company full and exclusive right, title and interest in and to such Inventions; provided, however, that the expense of securing any such protection of right to Inventions shall be borne by Company. In addition, during or after the Employment Period, Executive shall, at Company's expense, reasonably assist the Company in any reasonable and proper manner in enforcing any Inventions which are to be or become Company's exclusive property hereunder against infringement by others. Executive shall keep confidential and will hold for Company's sole use and benefit any Invention that is to be Company's exclusive property under this Section 10 for which full recorded protection of right has not been or cannot be obtained.

                  (g) PROPERTY RIGHTS. In keeping with his fiduciary duties to Company, Executive hereby covenants and agrees that during his Employment Period, and for a period of three (3) months following his Termination Date, Executive shall promptly disclose in writing to Company any and all Inventions, which are conceived, developed, made or acquired by Executive, either individually or jointly with others, and which relate to, or are useful in, the business, products or services of Company including, without limitation, research and development activities of the Company, or which are made using any equipment, facilities, Confidential Information, material, labor, money, time or other resources of the Company. In consideration for his employment hereunder, Executive hereby specifically sells, assigns and transfers to Company all of his worldwide right, title and interest in and to all such Inventions.

                  If during the Employment Period, Executive creates any original work of authorship or other property fixed in any tangible medium of expression which (1) is the subject matter of copyright (including computer programs) and (2) relates to, or is useful in, Company's present or planned business, products, or services, whether such property is created solely by Executive or jointly with others, such property shall be deemed a work for hire, with the copyright vesting in the Company unless the Company otherwise consents to the copyright vesting in another person or entity; provided, however, the parties agree that, notwithstanding anything herein to the contrary,
         (A) Executive shall retain all copyright and other property rights in Executive's personal memoirs (or any fictional or non-fictional derivative thereof) which address topics including the founding of the Company and the development of the functional genomics field and (B) such memoirs (or any fictional or non-fictional derivative thereof) may be published and released in any medium of expression


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
         at any time subject to the foregoing provisions of this Section 10 regarding Confidential Information and Inventions.

                  Executive hereby agrees to (1) assist Company or its nominee at all times in the protection of any property that is subject to this
         Section 10, (2) not to disclose any such property to others without the written consent of Company or its nominee, except as required by his employment hereunder, and (3) at the request of Company, to execute such assignments, certificates or other interests as Company or its nominee may from time to time deem desirable to evidence, establish, maintain, perfect, protect or enforce its rights, title or interests in or to any such property.

                  (h) EMPLOYEE PROPRIETARY INFORMATION AGREEMENT. The provisions of this Section 10 shall not supersede the Employee Proprietary Information Agreement (the "Proprietary Agreement") between Employee and the Company (or any other agreement of similar intent) which shall remain in full force and effect and, moreover, this Agreement, the Proprietary Agreement and any such other similar agreement between the parties shall be construed and applied as being mutually consistent to the full extent possible. Notwithstanding the immediately preceding sentence, the second paragraph of Section 10(g) hereof, but only such provisions which address Executive's personal memoirs (or any fictional or non-fictional derivative thereof), shall control in the event of any conflict or inconsistency between such provisions in Section 10(g) and the Proprietary Agreement or any other agreement of similar intent.

                  (i) REMEDIES. In the event of a breach or threatened breach of any of the provisions of this Section 10, Company shall be entitled to an injunction ordering the return of all such Confidential Information and Inventions, and restraining Executive from using or disclosing, for his benefit or the benefit of others, in whole or in part, any Confidential Information or Inventions. Executive further agrees that any breach or threatened breach of any of the provisions of this Section 10 would cause irreparable injury to Company, for which it would have no adequate remedy at law. Nothing herein shall be construed as prohibiting Company from pursuing any other remedies available to it for any such breach or threatened breach, including the recovery of damages.

         11. AGREEMENT NOT TO COMPETE. All references in this Section 11 to "COMPANY" shall mean and include its Affiliates (as defined in Section 2).


                  (a) PROHIBITED EXECUTIVE ACTIVITIES. Executive agrees that except in the ordinary course and scope of his employment hereunder during the Employment Period, Executive shall not while employed by Company and for a period of (i) six (6) months following his Termination Date within the continental United States and (ii) twelve (12) months following his Termination Date only within the State of Texas:


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                           (1) Directly or indirectly, engage or invest in, own, manage, operate, control or participate in the ownership, management, operation or control of, be employed by, associated or in any manner connected with, or render services or advice to, any Competing Business (as defined below); provided, however, Executive may invest in the securities of any enterprise with the power to vote up to two percent (2%) of the capital stock of such enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

                           (2) Directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away, any customers, clients, or business acquisition or other business opportunities of Company; or

                           (3) Directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, advisor (whether paid or unpaid), stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, either (A) hire, attempt to hire, contact or solicit with respect to hiring any employee of Company, (B) induce or otherwise counsel, advise or encourage any employee of Company to leave the employment of Company, or
                  (C) induce any distributor, representative or agent of Company to terminate or modify its relationship with Company.

                           "COMPETING BUSINESS" means any individual, business,
                  firm, company, partnership joint venture, organization, or other entity whose products or services compete, in whole or in part, at any time during the Employment Period with the products or services (or planned products and services) of Company including, without limitation, genomics research, development and products including, without limitation, OmniBank(TM), homologous recombination, DNA sequencing, phenotypic analysis, drug validation and drug discovery.

                  (b) ESSENTIAL NATURE OF NON-COMPETE OBLIGATION. It is acknowledged, understood and agreed by and between the parties hereto that the covenants made by Executive in this Section 11 are essential elements of this Agreement and that, but for the agreement of the Executive to comply with such covenants, Company would not have entered into this Agreement.



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

                  (c) NECESSITY AND REASONABLENESS OF NON-COMPETE OBLIGATION. Executive hereby specifically acknowledges and agrees that:

                           (1) Company has expended and will continue to expend substantial time, money and effort in developing its business;

                           (2) Executive will, in the course of his employment, be personally entrusted with and exposed to Confidential Information (as defined in Section 10);

                           (3) Company, during the Employment Period and thereafter, will be engaged in its highly competitive business in which many firms, including Company, compete;

                           (4) Executive could, after having access to Company's financial records, contracts, and other Confidential Information and know-how and, after receiving training by and experience with the Company, become a competitor;

                           (5)      Company will suffer great loss and
                  irreparable harm if Executive terminates his employment and enters, directly or indirectly, into competition with Company;

                           (6)      The temporal and other restrictions
                  contained in this Section 11 are in all respects reasonable and necessary to protect the business goodwill, trade secrets, prospects and other reasonable business interests of Company;

                           (7) The enforcement of this Agreement in general, and of this Section 11 in particular, will not work an undue or unfair hardship on Executive or otherwise be oppressive to him; it being specifically acknowledged and agreed by Executive that he has activities and other business interests and opportunities which will provide him adequate means of support if the provisions of this Section 11 are enforced after the Termination Date; and

                           (8) the enforcement of this Agreement in general, and of this Section 11 in particular, will neither deprive the public of needed goods or services nor otherwise be injurious to the public.

                  (d) JUDICIAL MODIFICATION. Executive agrees that if an arbitrator (pursuant to Section 21) or a court of competent jurisdiction determines that the length of time or any other restriction, or portion thereof, set forth in this Section 11 is overly restrictive and unenforceable, the arbitrator or court shall reduce or modify such restrictions to those which it deems reasonable and enforceable under the circumstances, and as so reduced or modified,


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------
         the parties hereto agree that the restrictions of this Section 11 shall remain in full force and effect. Executive further agrees that if an arbitrator or court of competent jurisdiction determines that any provision of this Section 11 is invalid or against public policy, the remaining provisions of this Section 11 and the remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect.

         12. REMEDIES. In the event of any pending, threatened or actual breach of any of the covenants or provisions of Section 9, 10, or 11, it is understood and agreed by Executive that the remedy at law for a breach of any of the covenants or provisions of these Sections may be inadequate and, therefore, Company shall be entitled to a restraining order or injunctive relief from any court of competent jurisdiction, in addition to any other remedies at law and in equity. In the event that Company seeks to obtain a restraining order or injunctive relief, Executive hereby agrees that Company shall not be required to post any bond in connection therewith. Should a court of competent jurisdiction or an arbitrator (pursuant to Section 21) declare any provision of Section 9, 10, or 11 to be unenforceable due to an unreasonable restriction of duration or geographical area, or for any other reason, such court or arbitrator is hereby granted the consent of each of the Executive and Company to reform such provision and/or to grant the Company any relief, at law or in equity, reasonably necessary to protect the reasonable business interests of Company or any of its affiliated entities. Executive hereby acknowledges and agrees that all of the covenants and other provisions of Sections 9, 10, and 11 are reasonable and necessary for the protection of the Company's reasonable business interests. Executive hereby agrees that if the Company prevails in any action, suit or proceeding with respect to any matter arising out of or in connection with Section 9, 10, or 11, Company shall be entitled to all equitable and legal remedies, including, but not limited to, injunctive relief and compensatory damages.

         13. DEFENSE OF CLAIMS. Executive agrees that, during the Employment Period and for a period of two (2) years after his Termination Date, upon request from the Company, he will reasonably cooperate with the Company and its Affiliates in the defense of any claims or actions that may be made by or against the Company or any of its Affiliates that affect his prior areas of responsibility, except if Executive's reasonable interests are adverse to the Company or Affiliates in such claim or action. To the extent travel is required to comply with the requirements of this Section 13, the Company shall, to the extent possible, provide Executive with notice at least 10 days prior to the date on which such travel would be required. The Company agrees to promptly pay or reimburse Executive upon demand for all of his reasonable travel and other direct expenses incurred, or to be reasonably incurred, to comply with his obligations under this Section 13.

         14.      DETERMINATIONS BY THE COMPENSATION COMMITTEE.

                  (a) TERMINATION OF EMPLOYMENT. Prior to a Change in Control (as defined in Section 6(b)), any question as to whether and when there has been a termination of

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         Executive's employment, the cause of such termination, and the Termination Date, shall be determined by the Compensation Committee in its discretion exercised in good faith.

                  (b) COMPENSATION. Prior to a Change in Control (as defined in Section 6(b)), any question regarding salary, bonus and other compensation payable to Executive pursuant to this Agreement shall be determined by the Compensation Committee in its discretion exercised in good faith.

         15. WITHHOLDINGS: RIGHT OF OFFSET. Company may withhold and deduct from any benefits and payments made or to be made pursuant to this Agreement (a) all federal, state, local and other taxes as may be required pursuant to any law or governmental regulation or ruling, (b) all other employee deductions made with respect to Company's employees generally, and (c) any advances made to Executive and owed to Company.

         16. NONALIENATION. The right to receive payments under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance by Executive, his dependents or beneficiaries, or to any other person who is or may become entitled to receive such payments hereunder. The right to receive payments hereunder shall not be subject to or liable for the debts, contracts, liabilities, engagements or torts of any person who is or may become entitled to receive such payments, nor may the same be subject to attachment or seizure by any creditor of such person under any circumstances, and any such attempted attachment or seizure shall be void and of no force and effect.

         17. INCOMPETENT OR MINOR PAYEES. Should the Board determine that any person to whom any payment is payable under this Agreement has been determined to be legally incompetent or is a minor, any payment due hereunder may, notwithstanding any other provision of this Agreement to the contrary, be made in any one or more of the following ways: (a) directly to such minor or person; (b) to the legal guardian or other duly appointed personal representative of the person or estate of such minor or person; or (c) to such adult or adults as have, in the good faith knowledge of the Board, assumed custody and support of such minor or person; and any payment so made shall constitute full and complete discharge of any liability under this Agreement in respect to the amount paid.


         18. SEVERABILITY. It is the desire of the parties hereto that this Agreement be enforced to the maximum extent permitted by law, and should any provision contained herein be held unenforceable by a court of competent jurisdiction or arbitrator (pursuant to Section 21), the parties hereby agree and consent that such provision shall be reformed to create a valid and enforceable provision to the maximum extent permitted by law; provided, however, if such provision cannot be reformed, it shall be deemed ineffective and deleted herefrom without affecting any other provision of this Agreement.


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         19. TITLE AND HEADINGS; CONSTRUCTION. Titles and headings to Sections hereof are for the purpose of reference only and shall in no way limit, define or otherwise affect the provisions hereof. Any and all Exhibits referred to in this Agreement are, by such reference, incorporated herein and made a part hereof for all purposes. The words "herein", "hereof", "hereunder" and other compounds of the word "here" shall refer to the entire Agreement and not to any particular provision hereof.

         20. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         21.      ARBITRATION.

                  (a) ARBITRABLE MATTERS. If any dispute or controversy arises between Executive and the Company relating to (1) this Agreement in any way or arising out of the parties' respective rights or obligations under this Agreement or (2) the employment of Executive or the termination of such employment, then either party may submit the dispute or controversy to arbitration under the then-current Commercial Arbitration Rules of the American Arbitration Association (AAA) (the "RULES"); provided, however, the Company shall retain its rights to seek a restraining order or injunctive relief pursuant to Section 12. Any arbitration hereunder shall be conducted before a panel of three arbitrators unless the parties mutually agree that the arbitration shall be conducted before a single arbitrator. The arbitrators shall be selected (from lists provided by the AAA) through mutual agreement of the parties, if possible. If the parties fail to reach agreement upon appointment of arbitrators within twenty (20) days following receipt by one party of the other party's notice of desire to arbitrate, then within five (5) days following the end of such 20-day period, each party shall select one arbitrator who, in turn, shall within five (5) days jointly select the third arbitrator to comprise the arbitration panel hereunder. The site for any arbitration hereunder shall be in Harris County or Montgomery County, Texas, unless otherwise mutually agreed by the parties, and the parties hereby waive any objection that the forum is inconvenient.

                  (b) SUBMISSION TO ARBITRATION. The party submitting any matter to arbitration shall do so in accordance with the Rules. Notice to the other party shall state the question or questions to be submitted for decision or award by arbitration. Notwithstanding any provision of this Section 21, Executive shall be entitled to seek specific performance of the Executive's right to be paid during the pendency of any dispute or controversy arising under this Agreement. In order to prevent irreparable harm, the arbitrator may grant temporary or permanent injunctive or other equitable relief for the protection of property rights.

                  (c) ARBITRATION PROCEDURES. The arbitrator shall set the date, time and place for each hearing, and shall give the parties advance written notice in accordance with the Rules.


                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         Any party may be represented by counsel or other authorized representative at any hearing. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1 et. seq. (or its successor). The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the State of Texas to the claims asserted to the extent that the arbitrator determines that federal law is not controlling.

                  (d)      COMPLIANCE WITH AWARD.

                           (1) Any award of an arbitrator shall be final and binding upon the parties to such arbitration, and each party shall immediately make such changes in its conduct or provide such monetary payment or other relief as such award requires. The parties agree that the award of the arbitrator shall be final and binding and shall be subject only to the judicial review permitted by the Federal Arbitration Act.

                           (2)      The parties hereto agree that the
                  arbitration award may be entered with any court having jurisdiction and the award may then be enforced as between the parties, without further evidentiary proceedings, the same as if entered by the court at the conclusion of a judicial proceeding in which no appeal was taken. The Company and the Executive hereby agree that a judgment upon any award rendered by an arbitrator may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (e) COSTS AND EXPENSES. Each party shall pay any monetary amount required by the arbitrator's award, and the fees, costs and expenses for its own counsel, witnesses and exhibits, unless otherwise determined by the arbitrator in the award. The compensation and costs and expenses assessed by the arbitrator(s) and the AAA shall be split evenly between the parties unless otherwise determined by the arbitrator in the award. If court proceedings to stay litigation or compel arbitration are necessary, the party who opposes such proceedings to stay litigation or compel arbitration, if such party is unsuccessful, shall pay all associated costs, expenses, and attorney's fees which are reasonably incurred by the other party as determined by the arbitrator.

         22. BINDING EFFECT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, personal representatives, successors and permitted assigns hereunder, but otherwise this Agreement shall not be for the benefit of any third parties.

         23. ENTIRE AGREEMENT AND AMENDMENT. This Agreement contains the entire agreement of the parties with respect to Executive's employment and the other matters covered herein; moreover, this Agreement supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto concerning the subject matter hereof.

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

This Agreement may be amended, waived or terminated only by a written instrument executed by both parties hereto.

         24. SURVIVAL OF CERTAIN PROVISIONS. Wherever appropriate to the intention of the parties hereto, the respective rights and obligations of said parties, including, but not limited to, the rights and obligations set forth in Sections 6 through 14 and 21 hereof, shall survive any termination or expiration of this Agreement.

         25. WAIVER OF BREACH. No waiver by either party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by such other party or any similar or dissimilar provision or condition at the same or any subsequent time. The failure of either party hereto to take any action by reason of any breach will not deprive such party of the right to take action at any time while such breach continues.

         26. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company and its Affiliates (as defined in Section 2), and upon any successor to the Company following a Change in Control (as defined in Section 6(b)); provided, however, any such assignment by the Company shall not relieve Company of its obligations hereunder unless such successor to the Company has fully and expressly assumed the obligations of the Company to the Executive under this Agreement. Any reference herein to "Company" shall mean the Company as first written above, as well as any successor or successors thereto.

         This Agreement is personal to Executive, and Executive may not assign, delegate or otherwise transfer all or any of his rights, duties or obligations hereunder without the consent of the Board. Any attempt by the Executive to assign, delegate or otherwise transfer this Agreement, any portion hereof, or his rights, duties or obligations hereunder without the prior approval of the Board shall be deemed void and of no force and effect.

         27. NOTICES. Notices provided for in this Agreement shall be in writing and shall be deemed to have been duly received (a) when delivered in person or sent by facsimile transmission, (b) on the first business day after it is sent by air express overnight courier service, or (c) on the third business day following deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed, to the following address, as applicable:

                  (1)      If to Company, addressed to:

                           Lexicon Genetics Incorporated
                           4000 Research Forest Drive
                           The Woodlands, Texas 77381
                           Attention:  Corporate Secretary

                  (2) If to Executive, addressed to the address set forth below his name on the execution page hereof;

or to such other address as either party may have furnished to the other party in writing in accordance with this Section 27.

                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         28. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one party, but together signed by both parties hereto.

         29. EXECUTIVE ACKNOWLEDGMENT; NO STRICT CONSTRUCTION. The Executive represents to Company that he is knowledgeable and sophisticated as to business matters, including the subject matter of this Agreement, that he has read the Agreement and that he understands its terms and conditions. The parties hereto agree that the language used in this Agreement shall be deemed to be the language chosen by them to express their mutual intent, and no rule of strict construction shall be applied against either party hereto. Executive also represents that he is free to enter into this Agreement including, without limitation, that he is not subject to any other contract of employment or covenant not to compete that would conflict in any way with his duties under this Agreement. Executive acknowledges that he has had the opportunity to consult with counsel of his choice, independent of Employer's counsel, regarding the terms and conditions of this Agreement and has done so to the extent that he, in his unfettered discretion, deemed to be appropriate.

         30. SUPERSEDING AGREEMENT. This Employment Agreement shall supersede any prior employment agreement entered into between the Company and Executive.

              [Intentionally left blank -- signature page follows]



                                                              Initials:
                                                                       ---------

                                                              Initials:
                                                                       ---------

         IN WITNESS WHEREOF, the Executive has hereunto set his hand, and Company has caused this Agreement to be executed in its name and on its behalf, to be effective as of the Effective Date first above written.


                                 EXECUTIVE:




                                Signature:  /s/ Arthur T. Sands
                                             -----------------------------------
                                Date:  October 21, 1999
                                     -------------------------------------------

                                Address for Notices: 4000 Research Forest Drive
                                                     ---------------------------
                                                     The Woodlands, Texas 77381
                                             -----------------------------------
                                                     (fax) 281-364-0155
                                             -----------------------------------




                               LEXICON GENETICS INCORPORATED



                               By:  /s/ Dr. Paul Haycock
                                    --------------------------------------------

                                Name:  Dr. Paul Haycock
                                     -------------------------------------------

                                Title: Chairman of Compensation Committee
                                      ------------------------------------------

                                Date:  October 27, 1999
                                     -------------------------------------------